UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2014

Gevo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35073	87-0747704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the annual meeting of stockholders of Gevo, Inc. (the “Company”) held on July 3, 2014 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000 (the “Certificate of Amendment”). On March 13, 2014 the Company’s Board of Directors (the “Board”) had approved the Certificate of Amendment, subject to stockholder approval.

The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware, and it became effective, on July 7, 2014. The descriptions of the Certificate of Amendment contained herein and in the Company’s Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on May 20, 2014 (the “Proxy Statement”), are qualified in their entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on July 3, 2014, the Company’s stockholders voted on certain matters. As of the record date for the Annual Meeting, there were 68,858,219 shares of the Company’s common stock outstanding. At the Annual Meeting, the holders of 53,839,843 shares were represented in person or by proxy. Set forth below is a brief description of each matter acted upon by the stockholders of the Company at the Annual Meeting and the final voting results for each such proposal. These proposals are set out in more detail in the Company’s Proxy Statement.

1.	The stockholders considered a proposal to elect each of Ms. Ruth I. Dreessen and Drs. Patrick R. Gruber and Ganesh M. Kishore to serve as Class I members of the Board. The nominees for election to serve as Class I members of the Board were elected, each to serve for a three-year term, based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ruth I. Dreessen	27,975,409	541,408	25,323,026
Dr. Patrick R. Gruber	24,135,708	4,381,109	25,323,026
Dr. Ganesh M. Kishore	27,388,600	1,128,217	25,323,026

2.	The stockholders considered a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000. This proposal was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,486,555	6,522,692	603,976	1,226,620

3.	The stockholders considered a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. This proposal was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,168,626	374,916	296,301	0

4.	The stockholders considered a proposal to approve the potential issuance of more than 19.99% of the Company’s outstanding common stock upon conversion of the Company’s 10% Convertible Senior Secured Notes due 2017. This proposal was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,457,710	840,417	218,689	25,323,027

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Gevo, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Brett K. E. Lund
Brett K. E. Lund
Chief Licensing Officer, General Counsel & Secretary

Date: July 9, 2014